UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2013

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street, Suite 2525
San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

ECOtality, Inc. (the “Company”) has scheduled its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) to be held on August 22, 2013.

The 2013 Annual Meeting is being held more than 30 days before the anniversary of the Company’s most recent annual meeting of shareholders.  As a result, shareholders of the Company may request to include proposals in the Company’s Proxy Statement for the 2013 Annual Meeting until a reasonable time before the Company prints proxy materials for the 2013 Annual Meeting and within time periods established in the bylaws of the Company.

The bylaws of the Company set forth when a shareholder must provide notice (“Shareholder Notice”) to the Company of nominations and other business proposals that the shareholder wants to bring before an annual meeting of the Company. The bylaws of the Company also prescribe the procedures a shareholder of the Company must follow if the shareholder intends (i) to nominate a person for election to the Company’s Board of Directors, or (ii) to propose other business to be considered by shareholders at an annual meeting of the shareholders. These procedures include, among other things, that the shareholder give timely notice to the Secretary of the Corporation of the nomination or other proposed business, that the notice contain specified information, and that the shareholder comply with certain other requirements.

In accordance with the bylaws relating to a change in the annual meeting date which is advanced by more than 30 calendar days from the anniversary of the previous annual meeting, Shareholder Notice must be received by the Secretary at the registered office of the Company by the date which is 10 calendar days following the date of the public announcement of the date of the annual meeting, regardless of any postponement, deferral or adjournment of the meeting to a later date.  Accordingly, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2013 Annual Meeting or for shareholder business initiated by a shareholder to be brought before the 2013 Annual Meeting, Shareholder Notice must be delivered to the Company’s Secretary on or before 5:00 p.m., Pacific Time on Monday, May 13, 2013, and comply with the requirements of the bylaws.

Notices should be addressed in writing to: Martin Felli, General Counsel and Corporate Secretary, ECOtality, Inc., One Montgomery Street, Suite 2525, San Francisco, California  94104.  Notices may be mailed to the Company or may be delivered via fax to the Company to the attention of Mr. Felli at (415) 992-3001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	May 3, 2013
Susie Herrmann